UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1.	Reports to Stockholders.

FMC SELECT FUND

Ticker Symbol: FMSLX

Annual Report

October 31, 2016

Advised By:

Manager’s Discussion of Fund Performance	(Unaudited	)

Dear Shareholder:

The FMC Select Fund (the “Fund”) had a total return of -0.88% for the year ended October 31, 2016. This compares to -0.07% for the Morningstar Large Growth Category peer group and 4.51% for the benchmark S&P 500 Composite Index. Since inception in May 1995, the Fund’s annualized total rate of return is 9.14% versus 8.78% for the S&P 500 Composite Index. Cumulative returns since inception (May 1995) are 553.98% for the Fund versus 510.36% for the S&P 500 Composite Index. As of October 31, 2016, 99% of the Fund’s assets were invested in equities.

We made only two new investments since our letter in the Semi-Annual Report dated April 30, 2016 — The Kraft Heinz Company and Coty Inc. – both of which are described below. That said, there are ongoing incremental portfolio changes currently underway aimed at repositioning the Fund for the vastly different incoming administration and an environment of likely higher interest rates. These changes are occurring subsequent to the Fund’s fiscal year-end and will be described in greater detail in the 2017 Semi-Annual Report. Rest assured that these changes are modest, and our fundamental approach remains unchanged — we remain focused on high quality businesses with robust cash flows, sustainable competitive advantages and strong management teams.

Kraft Heinz is the packaged food company behind its two namesake brands along with Philadelphia Cream Cheese, Grey Poupon, Jello and a host of others. The company is run by 3G Capital with financial backing by Warren Buffet’s Berkshire Hathaway, now its largest shareholder. We have a history of successfully investing in 3G-led companies, such as AB Inbev, and believe future returns at Kraft have the potential to be similarly robust. 3G has become known for (1) creating a performance culture amongst its employees, (2) aggressively reducing excess costs and (3) creating incremental shareholder value by reinvesting cash flows into synergistic acquisitions. We believe this playbook is well-suited for packaged food, an industry known for its stable cash flows, but not for aggressive strategies and cost controls.

After a recent transformative acquisition, Coty is now the third largest beauty company in the world, after only Estee Lauder and L’Oreal, with brands including Clairol and Covergirl. As is the case with Kraft Heinz, we have a long history of successful investing with management as Coty’s Chairman of the Board, Bart Becht, previously ran Reckitt Benckiser, a Fund holding since 1997. Becht, along with new Coty CEO Camillo Pane (also from Reckitt Benckiser), plan to implement the same playbook at Coty as they utilized at

Reckitt — focusing on an ownership culture, embracing entrepreneurism and instilling a deep will to win. This approach produced outsized returns at Reckitt Benckiser for many years and we are optimistic that it could be effective at Coty as well.

On the flipside, we exited our position in Perrigo, an investment that was held for less than a year, a situation that is quite unusual for the Fund. In this case our investment thesis proved wrong, and we quickly sold our stock in order to reinvest in better opportunities. We had initially invested in Perrigo as a result of its dominant and seemingly insurmountable position in manufacturing store brand drugs, a business that had strong historical growth rates and generated robust profit margins. The stock had declined and we believed that we were buying this healthy business at a discount to fair value. However, Perrigo’s core business slipped, a large European acquisition destroyed shareholder value and its separate generic drug division began seeing significant pricing pressure. With the benefit of hindsight, this investment was a mistake.

As of this writing, the presidential election has taken place and Donald J. Trump is the President elect. While this was a surprise to many, we do think that it portends a more pro-business, pro-US growth agenda. There has already been significant repositioning by investors in previously out of favor sectors such as Financial Services, Energy and Materials. While we are mindful of the implications of the potential policies of this new Administration, the Fund continues to be disciplined in looking for attractively valued companies that generate free cash flow and maintain strong balance sheets.

We are optimistic that overall economic growth could improve and the Fund should be able to benefit from that.

We continue to appreciate your confidence in us.

Sincerely,

Timothy Muccia	Michael Kelter

Performance through 9/30/16 is 8.67% (one year), 12.31% (annualized five year) and 5.15% (annualized 10 year). The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-877-362-4099.

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Investing involves risk including loss of principal. Holdings are subject to change.

Definition of Comparative Index

The S&P 500 Composite Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the stock market through changes in the aggregate market value of 500 stocks representing all major industries.

Comparison of Change in the Value of a $10,000 Investment in the

FMC Select Fund versus the S&P 500 Composite Index

and an 80/20 Blend of the Referenced S&P and Merrill Indices (Unaudited)

AVERAGE ANNUAL TOTAL RETURN(1) FOR THE PERIOD ENDED OCTOBER 31, 2016
	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Since Inception Return*
FMC Select Fund	-0.88%	3.95%	9.55%	4.44%	9.14%
S&P 500 Composite Index(2)	4.51%	8.84%	13.57%	6.70%	8.78%
80/20 Hybrid of Referenced S&P and Merrill Indices through June 30, 2007, S&P 500 Composite Index Forward(3)	4.51%	8.84%	13.57%	6.53%	8.32%

*	Fund commenced operations on May 8, 1995.
(1)	As stated in the Fund’s prospectus, the annual fund operating expenses are 0.98%, not including acquired fund fees and expenses. The data quoted herein represents past performance; past performance does not guarantee future results. The return and value of an investment in the Fund will fluctuate so that, when redeemed, the investment may be worth less than its original cost. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not include any fees or expenses. If such fees and expenses were included in the index returns, the performance of the index would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers were applied during earlier periods; if they had not been in effect, performance would have been lower. For performance data current to the most recent month end, please call 1-877-FMC-4099 (1-877-362-4099).
(2)	The S&P 500 Composite Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the stock market through changes in the aggregate market value of 500 stocks representing all major industries.
(3)	Effective July 1, 2007, the graph represents 100% of the S&P 500 Composite Index. Prior to July 1, 2007, the graph represented an 80/20 blend of the S&P 500 and Merrill Lynch 1-10 Year Corporate/Government Bond Indices. The Merrill Lynch 1-10 Year Corporate/Government Bond Index is an index that tracks the performance of U.S. dollar-denominated investment grade Government and Corporate public debt issued in the U.S. domestic bond market which have greater than 1 year and less than 10 years to maturity, excluding collateralized products such as Mortgage Pass-Through and Asset-Backed securities.

Portfolio Composition(4)

(4)	Portfolio composition percentages are based upon the total investments of the Fund as of October 31, 2016.

Schedule of Investments	FMC Select Fund

October 31, 2016

	Shares	Value (000)
Common Stock (99.7%)
Banks (2.4%)
Wells Fargo	140,000	$6,441

Basic Industry (8.4%)
Danaher	150,000	11,782
Honeywell International	95,000	10,420

		22,202

Chemicals (6.0%)
PPG Industries	85,000	7,916
WR Grace	120,000	8,035

		15,951

Consumer Products (17.9%)
Autozone*	17,000	12,617
Coty, Cl A	385,000	8,851
Newell Brands	231,415	11,113
Reckitt Benckiser Group(1)	165,000	14,732

		47,313

Food & Beverage (21.9%)
Anheuser-Busch InBev ADR	115,000	13,281
Diageo PLC	400,000	10,556
Kraft Heinz	112,000	9,963
Nestle ADR	150,000	10,897
Yum! Brands	155,000	13,373

		58,070

Health Care (8.7%)
CVS Health	127,000	10,681
Johnson & Johnson	106,000	12,295

		22,976

Miscellaneous (14.9%)
Berkshire Hathaway, Cl B*	81,550	11,768
Brookfield Asset Management, Cl A	400,000	14,008
Onex	210,150	13,590

		39,366

Services (11.1%)
Aramark	330,000	12,286
KAR Auction Services	265,000	11,284
Service Corporation International	224,200	5,739

		29,309

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Select Fund

October 31, 2016

	Shares	Value (000)
Technology (8.4%)
Alphabet, Cl A*	14,200	$11,500
Apple	94,000	10,673

		22,173

Total Common Stock
(Cost $158,251)		263,801

Short-Term Investment (0.3%)
Dreyfus Treasury Prime Cash Management Fund, Cl I, 0.190%(2)
(Cost $957)	957,386	957

Total Investments (100.0%)
(Cost $159,208)		$264,758

Percentages are based on Net Assets (in thousands) of $264,629.

*	Non-income producing security.
(1)	Security is traded on a foreign stock exchange.
(2)	The rate shown is the 7-day effective yield as of October 31, 2016.
ADR	— American Depositary Receipt
Cl	— Class
PLC	— Public Limited Company

As of October 31, 2016, all of the investments for the Fund are Level 1, in accordance with the fair value hierarchy.

During the year ended October 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2016, the Fund did not hold any Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000)	FMC Select Fund

October 31, 2016

Assets:
Investments at Value (Cost $159,208)	$264,758
Dividends Receivable	134
Other Assets	16

Total Assets	264,908

Liabilities:
Payable to Adviser	185
Payable to Administrator	27
Payable to Trustees	4
Payable to Officers	2
Other Accrued Expenses	61

Total Liabilities	279

Net Assets	$264,629

Net Assets Consist of:
Paid-in Capital	$139,521
Undistributed Net Investment Income	36
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	19,522
Net Unrealized Appreciation on Investments	105,550

Net Assets	$264,629

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	9,214,335	(1)

Net Asset Value, Offering and Redemption Price Per Share	$ 28.72

(1)	Shares have not been rounded.

The accompanying notes are an integral part of the financial statements.

Statement of Operations (000)	FMC Select Fund

For the Year Ended October 31, 2016

Investment Income:
Dividend Income (Less Foreign Taxes Withheld of $243)	$4,406

Total Investment Income	4,406

Expenses:
Investment Advisory Fees	2,284
Administration Fees	333
Trustees’ Fees	16
Officers’ Fees	5
Professional Fees	59
Transfer Agent Fees	57
Printing Fees	25
Registration and Filing Fees	24
Custodian Fees	15
Other Expenses	15

Total Expenses	2,833

Net Investment Income	1,573

Net Realized Gain on Investments and Foreign Currency Transactions	19,524
Net Change in Unrealized Appreciation (Depreciation) on Investments	(23,240)

Net Realized and Unrealized Loss on Investments	(3,716)

Net Decrease in Net Assets Resulting From Operations	$(2,143)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (000)	FMC Select Fund

For the Years Ended October 31,

	2016	2015
Operations:
Net Investment Income	$ 1,573	$ 1,196
Net Realized Gain on Investments and Foreign Currency Transactions	19,524	11,844
Net Change in Unrealized Appreciation (Depreciation) on Investments	(23,240)	(3,815)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,143)	9,225

Dividends and Distributions:
Net Investment Income	(1,538)	(1,409)
Net Realized Gain	(11,795)	(5,897)

Total Dividends and Distributions	(13,333)	(7,306)

Capital Share Transactions:
Issued	8,174	13,861
Reinvestment of Dividends and Distributions	13,315	7,297
Redeemed	(41,819)	(24,074)

Net Decrease in Net Assets Derived from Capital Share Transactions	(20,330)	(2,916)

Total Decrease in Net Assets	(35,806)	(997)

Net Assets:
Beginning of Year	300,435	301,432

End of Year	$ 264,629	$ 300,435

Undistributed Net Investment Income	$ 36	$ —

Shares Issued and Redeemed:
Issued	285	446
Reinvestment of Dividends and Distributions	466	235
Redeemed	(1,430)	(774)

Net Decrease in Shares Outstanding	(679)	(93)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights	FMC Select Fund

For a Share Outstanding Throughout Each Year

For the Years Ended October 31,

	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$30.37	$30.19	$27.96	$22.78	$20.15

Net Investment Income(1)	0.16	0.12	0.17	0.16	0.13
Realized and Unrealized Gain (Loss) on Investments	(0.44)	0.80	2.60	5.18	2.63

Total from Operations	(0.28)	0.92	2.77	5.34	2.76

Dividends from Net Investment Income	(0.16)	(0.14)	(0.18)	(0.16)	(0.13)
Distributions from Realized Gains	(1.21)	(0.60)	(0.36)	—	—

Total Dividends and Distributions	(1.37)	(0.74)	(0.54)	(0.16)	(0.13)

Net Asset Value, End of Year	$28.72	$30.37	$30.19	$27.96	$22.78

Total Return(2)	(0.88)%	2.99%	10.02%	23.52%	13.72%

Net Assets End of Year (000)	$264,629	$300,435	$301,432	$273,190	$221,170
Ratio of Expenses to Average Net Assets	0.99%	0.98%	0.98%	0.99%	1.01%
Ratio of Net Investment Income to Average Net Assets	0.55%	0.39%	0.59%	0.64%	0.60%
Portfolio Turnover Rate	32%	17%	11%	8%	14%

(1)	Per share calculations were performed using average shares for the year.

(2)	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements	FMC Select Fund

October 31, 2016

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 56 funds. The financial statements herein are those of the FMC Select Fund (the “Fund” and together with the FMC Strategic Value Fund, the “Funds”). The Fund is classified as a “diversified” investment company under the 1940 Act. The Fund seeks a total return principally through capital appreciation and, to a limited degree, through current income by investing principally in equity securities of U.S. companies with medium and large market capitalizations and secondarily in investment grade fixed income securities. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund within the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund in preparation of their financial statements. The Fund is classified as an investment company in conformity with U.S. generally accepted accounting principles (“GAAP”) and as such follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security

Notes to Financial Statements	FMC Select Fund

October 31, 2016

be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2016, there were no securities valued in accordance with the fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received if an asset were sold or paid if a liability were transferred in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below.

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

During the year ended October 31, 2016, there were no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

Notes to Financial Statements	FMC Select Fund

October 31, 2016

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2016, the Fund did not incur any interest or penalties.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities.

Security Transactions and Investment Income — Security transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Interest income is recognized on the accrual basis from settlement date. Dividend income is recorded on the ex-date.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are allocated to the Fund on a pro rata basis based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, each of whom is an employee of the Administrator, is paid for by the Trust as incurred. The services

Notes to Financial Statements	FMC Select Fund

October 31, 2016

include regulatory oversight of the Trust’s advisers and service providers as required by Securities and Exchange Commission (“SEC”) regulations. The CCO’s services and fees have been approved by and are reviewed by the Board. For the year ended October 31, 2016, the Fund was allocated CCO fees totaling $5,474.

The Fund effects brokerage or other agency transactions through the First Manhattan Co. (the “Adviser” or “FMC”), a registered broker-dealer, and pays brokerage commissions or related charges that are consistent with the applicable requirements of the Investment Company Act of 1940, the Securities and Exchange Act of 1934 and rules promulgated by the SEC. For the year ended October 31, 2016, the Adviser received $24,865 in brokerage commissions from the Fund.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Trust and the Administrator have entered into an Administration Agreement under which the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For its services under the Administration Agreement, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2016, the Fund paid $332,591 for these services.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and/or sold by the Fund.

5. Investment Advisory Agreement:

For its services to the Fund, FMC is entitled to an investment advisory fee which is calculated daily and paid monthly, at an annual rate of 0.80% based on the average daily net assets of the Fund. FMC has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets. FMC may discontinue all or a portion of its fee reductions or expense reimbursements at any time. For the year ended October 31, 2016, FMC received advisory fees of 0.80% of the Fund’s average daily net assets.

Notes to Financial Statements	FMC Select Fund

October 31, 2016

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, in thousands, other than short-term investments, for the year ended October 31, 2016, were as follows:

Purchases	$84,841
Sales	89,237

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, in thousands, primarily attributable to foreign exchange transactions, have been reclassified to/from the following accounts as of October 31, 2016:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$1	$(1)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions, in thousands, declared during the years ended October 31, 2016 and October 31, 2015 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2016	$1,538	$11,795	$13,333
2015	1,360	5,946	7,306

As of October 31, 2016, the components of distributable earnings, in thousands, on a tax basis were as follows:

Undistributed Ordinary Income	$36
Undistributed Long-Term Capital Gains	19,522
Unrealized Appreciation	105,550

Total Distributable Earnings	$125,108

Notes to Financial Statements	FMC Select Fund

October 31, 2016

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, in thousands, held by the Fund at October 31, 2016, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$159,208	$106,283	$(733)	$105,550

8. Other:

At October 31, 2016, two shareholders of record held 98% of the Fund’s total outstanding shares. These shareholders of record were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Regulatory Matters:

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

10. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund

and Shareholders of FMC Select Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of FMC Select Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FMC Select Fund (one of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2016

Disclosure of Fund Expenses	FMC Select Fund

(Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important that you understand how these costs affect your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2016 through October 31, 2016).

The table below illustrates your Fund’s costs in two ways:

•

Actual Fund Return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return.  This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 05/01/16	Ending Account Value 10/31/16	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$967.70	0.99%	$4.90

Hypothetical 5% Return	1,000.00	1,020.16	0.99	5.03

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are Trustees

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years
INTERESTED TRUSTEES2 3

ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES[3]

JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager — Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

3	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.

who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-362-4099. The following chart lists Trustees and Officers as of October 31, 2016.

Other Directorships

Held in the

Past Five Years4

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

4	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INDEPENDENT TRUSTEES[2] (continued)

MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.
BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.

Other Directorships

Held in the

Past Five Years3

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

None.

None.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)

DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM (Born: 1981)	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.

NOTICE TO SHAREHOLDERS

OF

FMC SELECT FUND

(Unaudited)

For shareholders that do not have an October 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2016, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
88.47%	11.53%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

FMC SELECT FUND

P.O. Box 219009

Kansas City, MO 64121-9009

Adviser:

FIRST MANHATTAN CO.

399 Park Avenue

New York, NY 10022

Distributor:

SEI INVESTMENTS DISTRIBUTION CO.

1 Freedom Valley Dr.

Oaks, PA 19456

Administrator:

SEI INVESTMENTS GLOBAL FUNDS SERVICES

1 Freedom Valley Dr.

Oaks, PA 19456

Legal Counsel:

MORGAN, LEWIS & BOCKIUS LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q (Quarterly Schedule of Portfolio Holdings) are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-877-FMC-4099 (1-877-362-4099); information on voted proxies is also available on the SEC’s website on Form N-PX at http://www.sec.gov.

FMC-AR-001-1600

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$49,000	N/A	N/A	$116,100	$0	$0
(b) Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c) Tax Fees	$25,000	$0	$110,000	$25,000	$0	$0
(d) All Other Fees	$0	$0	$0	$0	$0	$4,000

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$725,065	N/A	N/A	$723,360	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$160,000	N/A	N/A	$130,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	$82,450	N/A	N/A	$72,450	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$141,000	N/A	N/A	$110,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $135,000 and $29,000 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $55,300 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $82,450 and $72,450 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 6, 2017

*	Print the name and title of each signing officer under his or her signature.